Annual Report

Small-Cap Value Fund

December 31, 2000

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Small-Cap Value Fund

o Technology stocks plummeted in 2000, but previously out-of-favor value and small-cap stocks surged.

o The fund returned 19.77% for the year and 9.29% for the past six months, far outstripping the Russell 2000 Index of small-cap stocks for both periods and our Lipper peer group for the year.

o Diversification paid off, as some of our biggest winners in 2000-in energy, utilities, and financial services-had mediocre results in 1999.

o We took advantage of the Nasdaq sell-off to add some technology stocks and others in recession-resistant industries.

o Reasonable valuations and declining interest rates make us more bullish about small-cap value stocks than in quite some time.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

The stock market's gyrations during 2000 proved anew the wisdom of investment diversification. Following a buoyant 1999 and early 2000, technology stock prices collapsed, falling 40% to 90% from their highs and leading the overall stock market to its worst loss in over a decade. But value stocks, especially small-cap value issues, rose from their March 2000 lows to finish the year with outstanding gains.

     Performance Comparison

     Periods Ended 12/31/00                     6 Months            12 Months

     Small-Cap Value Fund                           9.29%               19.77%

     Russell 2000 Index                            -5.88                -3.02

     Lipper Small-Cap Value Fund Index             10.62                16.10


     The Small-Cap Value Fund benefited from its sector's strong results, rising 9.29% during the second half of the year, just slightly behind the Lipper Index of peer small-cap value funds. For the year, the fund gained nearly 20%, and finished over three percentage points ahead of its Lipper peer group.

     The value sector's turnaround versus the growth sector last year contrasted starkly with its poor relative results in 1999. As the figures below show, the rebound for small cap-value funds has not been complete, but it has been significant.


     Small-Cap Growth vs. Value
--------------------------------------------------------------------------------
                                                    1999                 2000

     Lipper Small-Cap Value Fund Index               1.9%                16.1%

     Russell 2000 Value Index                       -1.5                 22.8

     Lipper Small-Cap Growth Fund Index             61.2                 -8.3

     Russell 2000 Growth Index                      43.1                -22.4


     Your fund's results reflect not only the newfound popularity of value stocks, but also the relative position of small-caps versus large. The trend on that front continues to be positive. While the broad-based Russell 2000 posted a negative 3% return in the past year, it bested the S&P 500 Index, which returned a disappointing -9.1%. Small stocks began outperforming large in mid-1999; if past cycles repeat, small-caps should retain their lead versus large for at least another year.


YEAR-END DISTRIBUTIONS

     On December 12, 2000, the fund's Board of Directors declared an income dividend of $0.20 per share, a long-term capital gain of $1.63 per share, and a short-term gain of $0.05 per share payable to shareholders of record on that date. You should have already received your check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes for taxable accounts.


PORTFOLIO STRATEGY

     Diversification Pays Off

     Diversification proved valuable for the fund. The best-performing industries (energy producers, utilities, regional banks) had achieved only mediocre stock results in previous years. But by adding to positions in these industries in 1998 and 1999, the fund benefited in 2000 from their price rise. Among our 25 largest holdings at year-end, top performers were energy stocks Cross Timbers Oil (up 360%) and HS Resources (146%); utilities Black Hills (107%) and Cleco (75%); and banks Silicon Valley Bancshares (39%) and First Republic Bank of San Francisco (40%).

Purchases Reflect Good Values

     During the second half of the year, we looked for stocks that had declined with the general market, but whose businesses were recession resistant. The three largest purchases met these criteria. Atwood Oceanics is an offshore oil and gas driller concentrating in the Gulf of Mexico. Its business is tied to the demand for drilling services, which we expect to grow due to the current high price of natural gas. FTI Consulting has three specialties: business turnaround consulting, litigation support, and engineering failure analysis. A weakening economy has already generated increasing demand for FTI's business turnaround services. G&K Services provides uniform rental services to business nationwide. While G&K would be modestly affected by an economic slowdown, its revenue growth is also tied to acquisitions that the company is well positioned to make.

     We have also been looking through the wreckage of the tech sector for good companies selling at small premiums to book value or at modest multiples of earnings. New positions include Packeteer, maker of software that prioritizes Internet traffic flow, for universities, for instance; ATMI, a semiconductor materials company; and Progress Software, a database tools company with an interesting Internet messaging product. More will likely join that list, since our investing style relishes hunting for new names precisely when the consensus opinion is negative.

     Sales Reflect Profit-Taking and Acquisitions

     The largest sale during the period was Silicon Valley Bancshares, a longstanding favorite of mine and a previous number-one holding for the fund. We sold nearly half of our position during the third quarter as the stock ran up to record levels. The bank continues to grow and gain market share, but with a price more than 20 times our cost, we felt it prudent to cut back our position. We eliminated three stocks-Republic Group, Business Resource Group, and American Freightways-because they were being acquired. Finally, we took advantage of very strong performance from the energy and biotech groups to trim positions in Cross Timbers, HS Resources, NPS Pharmaceuticals, and Neurocrine Biosciences.


OUTLOOK

     Investors today face conflicting crosscurrents and more uncertainty than in recent years. The economy has clearly begun to slow, enough so that the Federal Reserve recently has initiated substantial cuts in short-term interest rates. The slowdown has the potential to cause corporate profits to decline for the first time in 10 years.

     More Reasonable Valuations Support Optimism

     Beyond fundamentals, "the market" has rediscovered valuations. Whereas a year ago a good story tied to a high projected growth rate was enough to create multi-billion dollar market valuations for untried companies, today we are rapidly reaching the point where only hard assets and profitable operations can get a hearing from investors. In my view, the change in investor attitudes has a bit further to go, but the speculative fever led by dot-com mania has clearly been broken.

     As a small-cap value investor, I can only applaud the change because it bodes well for continued interest in patient investing based on fundamentals. At the same time, our challenge is not to become complacent.

     Notwithstanding a cautious outlook on the economy, the stock market is more attractive today than a year ago because of declining interest rates and more reasonable valuations. Small-caps and value stocks both have turned the corner relative to the broad stock market. As a result, I am personally more bullish about the outlook for this fund than I have been for some time.

     Respectfully submitted,




     Preston G. Athey
     President of the fund and chairman of its Investment Advisory Committee

     January 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/00
--------------------------------------------------------------------------------

     Insituform Technologies                                      4.5%

     Brown and Brown                                              4.1

     Cross Timbers Oil                                            3.9

     HS Resources                                                 2.4

     Analogic                                                     2.2
--------------------------------------------------------------------------------

     Electro Rent                                                 2.1

     Allied Capital                                               1.9

     McGrath RentCorp                                             1.8

     Silicon Valley Bancshares                                    1.6

     First Republic Bank of San Francisco                         1.5
                                                           ----------

     Community First Bankshares                                   1.4

     Ruby Tuesday                                                 1.3

     Saga Communications                                          1.3

     Penn Virginia                                                1.2

     Black Hills                                                  1.1

     Medical Assurance                                            1.1

     Sun Communities                                              1.1

     Cleco                                                        1.1

     Markel                                                       1.1

     Bone Care International                                      1.1
                                                           ----------

     Otter Tail Power                                             1.0

     CSS Industries                                               0.9

     Rare Hospitality International                               0.9

     Puerto Rican Cement                                          0.9

     Franklin Electric                                            0.9
                                                           ----------

     Total                                                       42.4%


     Note: Table excludes reserves


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/00

Ten Largest  Purchases
--------------------------------------------------------------------------------

Atwood Oceanics*

FTI Consulting*

G&K Services*

Packeteer*

Texas Regional Bancshares

American Italian Pasta*

Franklin Electric

ATMI*

Progress Software*

Pegasus Solutions***


Ten Largest Sales
--------------------------------------------------------------------------------

Silicon Valley Bancshares

Republic Group**

NPS Pharmaceuticals

Neurocrine Biosciences

Business Resource Group**

HS Resources

Cross Timbers Oil Pfd. Series A

American Freightways**

Inco**

Pegasus Solutions***



*        Position added
**       Position eliminated
***      Position added and eliminated


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Small-Cap Value Fund
--------------------------------------------------------------------------------

                                                  Russell           Small-Cap
                                               2000 Index          Value Fund

     12/31/90                                     10,000              10,000
     12/91                                        14,604              13,418
     12/92                                        17,293              16,217
     12/93                                        20,558              19,996
     12/94                                        20,183              19,721
     12/95                                        25,925              25,496
     12/96                                        30,201              31,770
     12/97                                        36,955              40,638
     12/98                                        36,016              35,570
     12/99                                        43,673              35,992
     12/00                                        42,351              43,109


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 12/31/00                    1 Year     3 Years  5 Ye10 Years

  Small-Cap Value Fund          19.77%        1.99%       11.08%       15.73%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Financial Highlights           For a share outstanding throughout each period
--------------------------------------------------------------------------------
  Small-Cap Value shares
                             Year
                            Ended

                         12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET VALUE

Beginning of period      $  17.62   $  18.97   $  23.40   $  19.56   $  16.53

Investment activities
  Net investment
  income (loss)              0.21       0.17       0.25       0.21       0.22

  Net realized
  and unrealized
  gain (loss)                3.19       --        (3.23)      5.22       3.84

  Total from
  investment
  activities                 3.40       0.17      (2.98)      5.43       4.06

Distributions

  Net investment income (   (0.17)     (0.25)     (0.20)     (0.23)

  Net realized gain         (1.68)     (1.35)     (1.20)     (1.39)     (0.80)

  Total distributions       (1.88)     (1.52)     (1.45)     (1.59)     (1.03)

NET ASSET VALUE
End of period            $  19.14   $  17.62   $  18.97   $  23.40    $1 9.56

Ratios/Supplemental Dat
Total return(diamond)       19.77%      1.19%    (12.47)%    27.92%     24.61%

Ratio of total expenses
to average net assets        0.90%      0.92%      0.87%      0.87%     0 .94

Ratio of net investment
income (loss) to averag
net assets                   1.06%      0.84%      1.02%      1.01%     1 .28

Portfolio turnover rate      14.4%       7.3%      17.3%      14.6%     1 5.2

Net assets, end of
period (in millions)     $  1,361   $  1,262   $  1,632   $  2,088    $1 ,410


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                           December 31, 2000

  Portfolio of Investments                           Shares/Par        Value
--------------------------------------------------------------------------------
                                                                 In thousands

  Common Stocks  92.1%

  FINANCIAL  15.9%

  Bank and Trust  6.1%

  Community First Bankshares                          1,000,000   $   18,906

  First International Bancorp                           275,500        1,825

  First Republic Bank of San Francisco * !              600,000       19,800

  Glacier Bancorp                                       286,165        3,524

  Silicon Valley Bancshares *                           645,600       22,293

  Texas Regional Bancshares                             286,000        9,277

  UCBH Holdings                                         150,000        7,003

                                                                      82,628


  Insurance  7.3%

  Brown and Brown !                                   1,580,000       55,300

  Hilb, Rogal and Hamilton                               30,300        1,208

  Markel *                                               80,000       14,480

  Medical Assurance                                     913,500       15,244

  NYMAGIC                                               100,000        1,888

  Presidential Life                                     150,000        2,245

  Triad Guaranty *                                      282,800        9,500

                                                                      99,865


  Financial Services  2.5%

  Allied Capital                                      1,240,000       25,924

  American Capital Strategies                           325,000        8,257

  Delta Financial *                                     428,600          134

                                                                      34,315

  Total Financial                                                    216,808

  UTILITIES  4.7%

  Telephone  0.2%

  Hickory Technology                                     25,000          514

  Rural Cellular (Class A) *                             85,000        2,516

                                                                       3,030


  Electric Utilities  4.5%

  Black Hills                                           350,000       15,662

  Cleco                                                 275,000       15,056

  Northwestern Public Service                           300,000        6,938

  Otter Tail Power                                      500,000   $   13,688

  Vectren                                               366,575        9,393

                                                                      60,737


  Total Utilities                                                     63,767

  CONSUMER NONDURABLES  8.5%

  Beverages  0.1%

  Chalone Wine Group *                                  250,000        2,031

                                                                       2,031

  Food Processing  1.0%

  American Italian Pasta *                              300,000        8,044

  Natrol *                                              400,000          625

  Sylvan * !                                            520,000        4,875

                                                                      13,544

  Hospital Supplies/Hospital Management  2.4%

  Allied Healthcare Products *                          121,600          361

  Atrion * !                                            200,000        2,900

  IRIDEX *                                              300,000        1,481

  Landauer !                                            547,900        9,999

  Minntech !                                            650,000        4,093

  Owens & Minor                                         550,000        9,763

  Sterile Recoveries *                                  250,000        3,797

                                                                      32,394


  Pharmaceuticals  1.8%

  Bone Care International * !                           825,000       14,334

  NPS Pharmaceuticals *                                 100,000        4,784

  Quidel *                                            1,000,000        5,188

                                                                      24,306

  Biotechnology  0.7%

  Neurocrine Biosciences *                              290,700        9,621

                                                                       9,621


  Miscellaneous Consumer Products 2.5%

  Applied Extrusion Technologies * !                    750,000        2,332

  BWAY * !                                              775,000        3,051

  CSS Industries * !                                    601,500       12,782

  Culp !                                                600,000        1,200

  Dan River *                                           400,000          888

  Home Products International *                         312,600          547

  Liqui-Box                                             157,200   $    5,802

  Ocular Sciences *                                      59,500          703

  Sola *                                                400,000        1,650

  Superior Uniform Group                                 50,000          406

  Velcro Industries                                     400,000        4,225

                                                                      33,586

  Total Consumer Nondurables                                         115,482


  CONSUMER SERVICES  8.6%

  Restaurants  3.6%

  Applebee's                                            100,000        3,166

  Consolidated Products *                               899,400        6,183

  Fresh Choice * !                                      560,000          963

  Garden Fresh Restaurant * !                           400,000        2,487

  PJ America *                                          160,000          910

  Rare Hospitality International *                      565,800       12,642


  Ruby Tuesday                                        1,200,000       18,300

  Uno Restaurant *                                      500,000        4,125

                                                                      48,776

  General Merchandisers  0.5%                                             X

  Fred's (Class A)                                      128,100        2,678

  Hibbett Sporting Goods *                              127,500        4,622

                                                                       7,300

  Specialty Merchandisers  2.3%

  Building Materials *                                  500,000        4,250

  Compucom Systems *                                    355,000          466

  Hancock Fabrics !                                   1,500,000        5,156

  Haverty Furniture                                     700,000        6,913

  Intergrated Water Resources *                         200,000          106

  Jo Ann Stores (Class A) *                              25,000          164

  Jo Ann Stores (Class B) *                             625,000        2,656

  S&K Famous Brands * !                                 400,000        2,800

  Stein Mart *                                          750,000        8,813

                                                                      31,324

  Entertainment and Leisure  0.1%

  Photoworks * !                                      1,169,200          731

                                                                         731


  Media and Communications  2.1%

  Courier !                                             234,000   $    7,078

  Obie Media * !                                        430,000        3,400

  Saga Communications (Class A) *                     1,225,000       18,222

                                                                      28,700

  Total Consumer Services                                            116,831


  CONSUMER CYCLICALS  9.0%

  Automobiles and Related  2.4%

  Dollar Thrifty Auto Group *                           225,000        4,219

  Keystone Automotive *                                 309,500        2,161

  Littelfuse *                                          300,000        8,606

  Myers Industries                                      165,000        2,392

  R & B *                                               400,000          669

  Strattec Security * !                                 275,000        8,594

  TBC * !                                             1,400,000        6,475

                                                                      33,116


  Building and Real Estate  4.9%

  Capital Senior Living *                               500,000        1,219

  First Washington Realty Trust, REIT                   425,000       10,970

  Glenborough Realty Trust, REIT                        550,000        9,556

  Innkeepers USA, REIT                                  875,000        9,680

  Kilroy Realty, REIT                                   100,000        2,856

  National Health Realty, REIT !                        550,000        4,297

  Pacific Gulf Properties, REIT                         600,000        3,675


  Skyline, REIT !                                       450,000        8,522

  Sun Communities, REIT                                 450,000       15,075

  Western Water * !                                     664,500          103

                                                                      65,953


  Miscellaneous Consumer Durables  1.7%

  Chromcraft Revington * !                            1,000,000       10,000

  CompX International  !                                415,000        3,709

  Stanley Furniture * !                                 402,200        9,653

                                                                      23,362

  Total Consumer Cyclicals                                           122,431


  TECHNOLOGY  5.9%

  Electronic Components  3.4%

  Analogic !                                            675,000   $   30,228

  ATMI *                                                300,000        5,850

  Badger Meter                                          130,100        2,992

  PCD *                                                 356,700        2,285

  Planar Systems *                                      222,900        5,559

                                                                      46,914


  Electronic Systems  0.3%

  EDO                                                   179,500        1,324

  FLIR Systems *                                        325,000        1,737

  Perceptron * !                                        650,000          954

                                                                       4,015

  Specialized Computer  0.0%

  Ebix.com * !                                          750,000          363

                                                                         363

  Telecommunications  0.2%

  Syntellect * !                                        650,000        2,397

                                                                       2,397

  Aerospace and Defense  2.0%

  COMARCO * !                                           525,000        7,104

  DONCASTERS ADR *                                      100,000        2,000

  Raven Industries !                                    350,000        5,928

  TransTechnology                                       299,000          953

  Woodward Governor                                     250,000       11,289

                                                                      27,274

  Total Technology                                                    80,963


  CAPITAL EQUIPMENT  3.1%

  Electrical Equipment  2.1%

  Franklin Electric                                     175,000       12,015

  LSI Industries                                        400,000        8,125

  Thomas Industries                                     350,000        8,137

                                                                      28,277

  Machinery  1.0%

  Alamo Group !                                         550,000        7,185

  Brooks Automation *                                    94,300        2,643

  K-Tron * !                                            256,323   $    4,726

                                                                      14,554

  Total Capital Equipment                                             42,831


  BUSINESS SERVICES AND

  TRANSPORTATION  18.6%

  Computer Service and Software  1.6%

  Analysts International                                620,000        2,422

  Metro Information Services *                          500,000        2,813

  Packeteer *                                           405,700        5,033

  Progress Software *                                   250,000        3,617

  SPSS *                                                335,000        7,464

                                                                      21,349


  Distribution Services  1.4%

  Richardson Electronics !                              575,000        7,870

  SCP Pool *                                            240,000        7,208

  Sunsource *                                           285,400          874

  Valley National Gases * !                             682,200        2,558

                                                                      18,510


  Environmental  1.5%

  BHA Group (Class A) !                                 605,000        8,640

  IT Group *                                            900,000        4,500

  TETRA Technologies *                                  330,000        5,115

  Waste Connections *                                    50,000        1,652

  Waterlink * !                                       1,166,350          455

                                                                      20,362


  Transportation Services  1.7%

  EGL *                                                  75,000        1,784

  Frozen Food Express *                                 250,000          496

  Hub Group (Class A) *                                 250,000        2,258

  International Shipholding !                           664,000        4,150

  Landstar Systems *                                    150,000        8,489

  M.S. Carriers *                                       100,000        3,272

  Transport Corp. of America * !                        540,000        2,362

                                                                      22,811


  Miscellaneous Business Services  12.0%

  Aaron Rents (Class A)                                  33,400          449

  Aaron Rents (Class B)                                 822,100       11,561

  Children's Comprehensive Services *                   200,000   $      488

  Edgewater Technology *                                350,000        2,291

  Electro Rent * !                                    2,000,000       28,375

  FTI Consulting * !                                    915,000        9,379

  G&K Services                                          211,200        5,960

  Insituform Technologies (Class A) * !               1,550,000       61,855

  Ivex Packaging *                                      600,000        6,562

  McGrath RentCorp !                                  1,298,000       24,703

  Packaged Ice *                                        650,000          975

  Rainbow Rentals * !                                   400,000        2,212

  Right Management Consultants * !                      500,000        7,937

  Tab Products !                                        325,000          894

  UniFirst                                               50,000          512

                                                                     164,153


  Airlines  0.4%

  Mesa Air Group *                                      200,000        1,397


  Midwest Express Holdings *                            300,025        4,406

                                                                       5,803

  Total Business Services and Transportation                         252,988


  ENERGY  6.7%

  Energy Services  2.4%

  Atwood Oceanics *                                     225,000        9,857

  Carbo Ceramics                                        150,000        5,616

  Compagnie Generale Des Geophys ADR *                  150,000        2,025

  Newpark Resources *                                   350,000        3,347

  Pitt-DesMoines                                        300,000        9,862

  Trico Marine Services *                               150,000        2,320

                                                                      33,027


  Exploration and Production  4.3%

  Brigham Exploration *                                 550,000        2,458

  Chieftain International *                             325,000        8,978

  Cross Timbers Oil                                     450,000       12,487

  Forest Oil *                                           25,000          922

  HS Resources *                                        775,000       32,841

  Key Energy Services *                                  75,000          783

                                                                      58,469

  Total Energy                                                        91,496


  PROCESS INDUSTRIES  3.5%

  Diversified Chemicals  0.8%

  Aceto !                                               575,000   $    5,103

  Arch Chemicals                                        359,250        6,377

                                                                      11,480


  Specialty Chemicals  0.9%

  Eco Soil Systems *                                    270,000          219

  Synalloy !                                            445,000        2,169

  Tuscarora !                                           730,000        9,445


                                                                      11,833


  Paper and Paper Products  0.5%


  Wausau-Mosinee Paper                                  600,000        6,075

                                                                       6,075

  Building and Construction  1.3%

  CorrPro *                                             300,000          881

  Layne Christensen * !                                 600,000        1,969

  Puerto Rican Cement !                                 425,000       12,538

  U.S. Aggregates                                       300,000        2,306

                                                                      17,694

  Total Process Industries                                            47,082

  BASIC MATERIALS  4.9%

  Metals  1.8%

  Cold Metal Products  !                                400,000          650

  Gibraltar Steel                                       475,000        8,387

  Lone Star Technologies *                              250,000        9,625

  Material Sciences *                                   620,000        4,766

  Shiloh Industries *                                   290,000          897

                                                                      24,325


  Mining  0.5%

  Cleveland-Cliffs                                      210,000        4,528

  Gold Fields (EUR)                                     255,000          247

  Gold Fields (ZAR)                                     749,922        2,537

                                                                       7,312


  Miscellaneous Materials  2.6%

  Ameron International !                                225,600        8,403

  Oil-Dri !                                             500,000        3,344

  Penn Engineering & Manufacturing (Class A) !           89,100   $    2,768

  Penn Engineering & Manufacturing                      100,000        3,525

  Penn Virginia !                                       500,000       16,594

                                                                      34,634

  Total Basic Materials                                               66,271


  INVESTMENT COMPANIES  0.4%

  Investment Companies  0.4%

  First Financial Fund                                  633,100        6,173

  Total Investment Companies                                           6,173

  Total Miscellaneous Common Stocks  2.3%                             31,480


  Total Common Stocks (Cost  $1,014,170)                          1,254,603


  Preferred Stocks  0.1%

  Prime Retail (Series A), Cum., 10.50% *               260,100        1,935

  Total Preferred Stocks (Cost  $4,536)                                1,935


  Convertible Preferred Stocks  3.3%

  Chieftain International, $1.8125                       40,000        1,385

  Cross Timbers Oil (Series A)                          440,000       40,205

  IT Group                                              165,000        2,599

  Western Water (Series C) *                              2,259           21

  Total Convertible Preferred Stocks (Cost  $15,790)                  44,210


  Corporate Bonds  0.3%

  BWAY, Sr. Sub. Notes, 10.25%, 4/15/07              $3,000,000        2,700

  Delta Financial, Sr. Notes, 9.50%, 8/1/04           3,000,000        1,350

  Total Corporate Bonds (Cost  $5,695)                                 4,050


  Convertible Bonds  0.5%

  Builders Transport, 6.50%, 5/1/11 *                 1,158,000            0

  Builders Transport, 8.00%, 8/15/05 *                1,700,000            0

  Glycomed, Sub. Deb., 7.50%, 1/1/03                  1,000,000          886

  Offshore Logistics, Sr. Sub. Notes,
  (144a), 6.00%,                                      2,000,000        2,087

  OHM, 8.00%, 10/1/06                                $  122,000   $       98

  Richardson Electronics, Sr. Sub.
  Notes, 7.25%, 12/15/06                              3,516,000        3,182

  Total Convertible Bonds (Cost  $7,812)                               6,253


  Short-Term Investments  4.6%

  Money Market Funds  4.6%

  Reserve Investment Fund, 6.69% #                   62,781,096       62,781

  Total Short-Term Investments (Cost  $62,781)                        62,781

Total Investments in Securities

100.9% of Net Assets (Cost $1,110,784)                            $1,373,832

  Other Assets Less Liabilities                                      (11,712)

  NET ASSETS                                                      $1,362,120




         #        Seven-day yield
         !        Affiliated company
         *        Non-income producing
         ADR      American depository receipts
         REIT     Real Estate Investment Trust
         144a     Security was purchased pursuant to Rule 144a under the
                  Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of
                  such securities at period-end amounts to 0.2% of net assets.
         EUR      Euro
         ZAR      South African rand


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                            December 31, 2000

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

     Assets

     Investments in securities, at value

          Affiliated companies (cost $409,730)                  $  487,892

          Other companies (cost $701,054)                          885,940

          Total investments in securities                        1,373,832

     Other assets                                                   11,291

     Total assets                                                1,385,123


     Liabilities

     Total liabilities                                              23,003


     NET ASSETS                                                 $1,362,120

     Net Assets Consist of:

     Accumulated net realized gain/loss - net of distributi$         5,436

     Net unrealized gain (loss)                                    263,048

     Paid-in-capital applicable to 71,175,770 shares of

     $0.01 par value capital stock outstanding;

     1,000,000,000 shares authorized                              1,093,636

     NET ASSETS                                                  $1,362,120


  NET ASSET VALUE PER SHARE

  Small-Cap Value shares

  ($1,360,712,181/71,102,242 shares outstanding)                  $   19.14

  Small-Cap Value Advisor Class shares

  ($1,407,599/73,528 shares outstanding)                          $   19.14



The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/00

  Investment Income (Loss)

  Income

       Dividend (including $6,107 from affiliated companies)      $   19,636

       Interest (including $418 from affiliated companies)             4,682

       Total income                                                   24,318

  Expenses

       Investment management                                           8,294

       Shareholder servicing

          Small-Cap Value shares                                       2,436

          Small-Cap Value Advisor class shares                            --

       Custody and accounting                                            263

       Prospectus and shareholder reports

          Small-Cap Value shares                                         104

          Small-Cap Value Advisor class shares                            --

       Registration                                                       60

       Legal and audit                                                    23

       Directors                                                           9

       Miscellaneous                                                       8

       Total expenses                                                 11,197

       Expenses paid indirectly                                          (11)

       Net expenses                                                   11,186

  Net investment income (loss)                                        13,132

  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)

       Securities (including $2,664 from affiliated companies)        82,194


       Futures                                                           851

       Foreign currency transactions                                      (1)

       Net realized gain (loss)                                       83,044

  Change in net unrealized gain or loss on securities

  (including $40,417 from affiliated companies)                      127,659

  Net realized and unrealized gain (loss)                            210,703

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                           $ 223,835


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                       12/31/00     12/31/99

     Increase (Decrease) in Net Assets
     Operations

       Net investment income (loss)                  $   13,132   $   11,529

       Net realized gain (loss)                          83,044      119,186

       Change in net unrealized gain or loss            127,659     (131,399)

       Increase (decrease) in net assets from operati   223,835         (684)

     Distributions to shareholders

       Net investment income

          Small-Cap Value shares                        (13,074)     (11,457)

          Small-Cap Value Advisor Class shares              (13)          --

       Net realized gain

          Small-Cap Value shares                       (109,865)     (90,988)

          Small-Cap Value Advisor Class shares             (108)          --

       Decrease in net assets from distributions       (123,060)    (102,445)


     Capital share transactions *

       Shares sold

          Small-Cap Value shares                        306,061      320,585

          Small-Cap Value Advisor Class shares            1,512           --

       Distributions reinvested

          Small-Cap Value shares                        115,691       96,507

          Small-Cap Value Advisor Class shares               30           --

       Shares redeemed

          Small-Cap Value shares                       (424,198)    (683,860)

          Small-Cap Value Advisor Class shares              (89)          --

       Redemption fees received

          Small-Cap Value shares                            106          189

          Small-Cap Value Advisor Class shares               --           --

       Increase (decrease) in net assets from

       capital share transactions                          (887)    (266,579)


     Net Assets

     Increase (decrease) during period                   99,888     (369,708)

     Beginning of period                              1,262,232    1,631,940

     End of period                                   $1,362,120   $1,262,232

T. Rowe PRice Small-Cap Value Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        Year
                                                                       Ended
                                                       12/31/00     12/31/99

     *Share information

       Shares sold

          Small-Cap Value shares                         16,034       17,358

          Small-Cap Value Advisor Class shares               77           --

       Distributions reinvested

          Small-Cap Value shares                          6,315        5,677

          Small-Cap Value Advisor Class shares                2           --

       Shares redeemed

          Small-Cap Value shares                        (22,868)     (37,430)

          Small-Cap Value Advisor Class shares               (5)          --

       Increase (decrease) in shares outstanding           (445)     (14,395)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------
                                                           December 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Small-Cap Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. The fund has two classes of shares - Small-Cap Value, offered since June 30, 1988, and Small-Cap Value Advisor Class, first offered on March 31, 2000. Small-Cap Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Class Accounting The Small-Cap Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets; no such fees were incurred during the period ended December 31, 2000. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $171,966,000 and $254,260,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net-investment income and realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                   $ (488,000)
     Undistributed net realized gain                       (10,161,000)
     Paid-in-capital                                       10,649,000

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $1,110,784,000. Net unrealized gain aggregated $263,048,000 at period-end, of which $507,319,000 related to appreciated investments and $244,271,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $747,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Small-Cap Value Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Small-Cap Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,263,000 for the year ended December 31, 2000, of which $204,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $3,489,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To   the Board of Directors and Small-Cap Value Shareholders
of T. Rowe Price Small-Cap Value Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Small-Cap Value Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


T. Rowe Price Small-Cap Value Fund
--------------------------------------------------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 12/31/00 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o    $4,746,000 from short-term capital gains,

o $115,388,000 from long-term capital gains, subject to the 20% rate gains category. For corporate shareholders, $13,908,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit,
     Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
r to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with
your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site
at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.          F46-050  12/31/00